UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09120

PRUDENT BEAR FUNDS, INC.
(Exact name of registrant as specified in charter)

8140 Walnut Hill Lane
Suite 300
Dallas, TX 75231
(Address of principal executive offices) (Zip code)

David W. Tice
David W. Tice & Associates, LLC
43-46 Norre Gade, Suite 232
St. Thomas, U.S. Virgin Islands 00802
(Name and address of agent for service)

1-800-711-1848
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2008

Date of reporting period:  September 30, 2008

Item 1. Reports to Stockholders.

ANNUAL REPORT	SEPTEMBER 30, 2008

PRUDENT BEAR FUND
NO LOAD SHARES
CLASS C SHARES

PRUDENT GLOBAL INCOME FUND

PRUDENT BEAR
FUNDS, INC.

Prudent Bear Funds, Inc.

Prudent Bear Fund
No Load Shares

For the period ended September 30, 2008
		Annualized
	One	Five	Ten
	Year	Year	Year
Prudent Bear Fund – No Load Shares	17.98%	2.51%	2.71%
S&P 500 Index(1)	(21.98)%	5.17%	3.06%
NASDAQ Composite Index(2)	(22.57)%	3.20%	2.13%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data for the most recent month-end may be obtained by visiting www.prudentbearfunds.com. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held less than 30 days. If it did, total returns would be reduced.

(1)
The Standard & Poor’s 500 (S&P 500) Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  It is not possible to invest directly in an index.

(2)	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. It is not possible to invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on 9/30/98. Returns shown for the Prudent Bear Fund – No Load Shares and the S&P 500 Index include the reinvestment of all dividends.  Returns shown for the NASDAQ Composite Index do not include the reinvestments of dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Class C Shares

For the period ended September 30, 2008
		Annualized
	One	Five	Since
	Year	Year	Inception
Prudent Bear Fund – Class C Shares	17.13%	1.74%	6.23%
S&P 500 Index(1)	(21.98)%	5.17%	1.00%
NASDAQ Composite Index(2)	(22.57)%	3.20%	(1.44)%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data for the most recent month-end may be obtained by visiting www.prudentbearfunds.com. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held less than 30 days. If it did, total returns would be reduced.

(1)
The Standard & Poor’s 500 (S&P 500) Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  It is not possible to invest directly in an index.

(2)	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. It is not possible to invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on 2/08/99 (commencement of operations for the Class C Shares). Returns shown for the Prudent Bear Fund – Class C Shares and the S&P 500 Index include the reinvestment of all dividends. Returns shown for the NASDAQ Composite Index do not include the reinvestments of dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Prudent Bear Funds, Inc.

Prudent Global Income Fund

For the period ended September 30, 2008
		Annualized
	One	Five	Since
	Year	Year	Inception
Prudent Global Income Fund	1.57%	5.38%	6.81%
Merrill Lynch Global
Government Bond Index II(1)	5.73%	5.30%	6.75%
Merrill Lynch Pan-Europe
Government 1-3 Year Index(2)	2.78%	6.85%	8.36%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data for the most recent month-end may be obtained by visiting www.prudentbearfunds.com. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held less than 30 days. If it did, total returns would be reduced.

Prudent Bear Funds, Inc.

(1)
The Merrill Lynch Global Government Bond Index II tracks the performance of public debt of investment grade sovereign issuers, issued and denominated in their own domestic market and currency. It is a market value-weighted measure of these bonds. It is not possible to invest directly in an index.

(2)
The Merrill Lynch Pan-Europe Government 1-3 Year Index tracks the total return performance of the outstanding debt of European sovereign issuers.  It is a market capitalization-weighted basket comprising Euro participant, Denmark, Sweden, Switzerland, and U.K. sovereign bonds issued in their respective domestic markets and denominated in their local currency.  This index is further segmented by debt issues maturing from 1-3 years.  It is not possible to invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on 2/02/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Prudent Bear Funds, Inc.

October 31, 2008

Dear fellow shareholders:

Sunday, September 14, 2008 is a date which will live in infamy.  The failure of Lehman Brothers was a transformational event in financial, economic and political history.  It marked nothing short of the breakdown in modern day finance, a financial apparatus that had fueled one of America’s longest periods of prosperity and, more recently, synchronized global market and economic booms.  The harsh reality is at this point rather evident:  the regrettable downside from the greatest credit and speculative bubbles ever seen is upon us.

Over one night in mid-September, the so-called American “subprime crisis” erupted into systemic trauma striking at the heart of monetary systems around the globe.  Here at home, confidence in broad sections of the financial system was shattered, while our core faith in the safety and soundness of “money” was severely shaken.

Those unfortunate to have had exposure to liabilities, brokerage accounts, or counterparty obligations with Lehman were hit especially hard.  Yet every individual with investments or retirement savings in the markets suffered mightily.  Pain was meted out across all cross sections of risk assets – and beyond.  In a frightening development, a devastating run rocked the money market fund complex.  The all-important commercial paper and “repo” (repurchase agreements) markets seized up, with the primary dealer community reporting weekly failed trade settlements in excess of $5.0 trillion.1  In our contemporary age of electronic “money,” it was virtual collapse.

Vulnerable banks saw their retail depositors and institutional funding sources flee for safer havens.  Some of our nation’s major financial institutions, including Wachovia and Washington Mutual, were hit by severe liquidity squeezes.  Brokerage clients, from retail customers to multi-billion dollar hedge funds, feared for the safety of their accounts.  Suddenly, counterparty risk associated with tens of trillions of structured products and derivatives contracts became a most pressing concern.  Those with derivative contracts at Lehman faced major losses and/or were forced to adjust hedging strategies at a time of chaotic market conditions.  Panic buying drove Treasury bill yields to almost nothing.  And conservative investors, having traded with Wall Street confident that Treasury collateral was backing their “repo” positions, came to the realization that there were nowhere near enough Treasuries to go around.

The critical inter-bank lending market froze shut in the U.S., as did trading between financial institutions worldwide.  Dollar Libor rates jumped from 2.75% to almost 5.0%, as risk premiums shot higher throughout.  Financial institutions simply refused to lend to customers or to each other, fearing the creditworthiness of the borrower as well as the likelihood of losing their own access to borrowings.  AIG, a trillion dollar insurance
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1 Tanzi, Alex U.S. Primary Dealer Settlement Fails: Summary (Table), Bloomberg News, Oct. 23, 2008.

Prudent Bear Funds, Inc.

company and pivotal player in the derivatives markets, was spared only through massive U.S. government assistance.  Around the world scores of major financial institutions required hundreds of billions of government bailouts.  It became clear that global policymakers faced the worst global crisis in at least 60 years.

Regrettably, forestalling collapse required the greatest governmental intrusion into financial and economic matters since the Depression-era New Deal.  Global central bankers initiated trillions of dollars of liquidity facilities and swap arrangements.  At home, the Federal Reserve for the first time opened the discount window to Wall Street securities firms and other non-banks, and at the same time began accepting a wide array of risky collateral.  Fed credit expanded upwards of $1.0 trillion, in an unprecedented increase in funding to banks, the Wall Street firms, money market funds, insurance companies, corporations, and “swap” arrangements with foreign central banks.2  Secretary Paulson proposed and Congress contentiously passed legislation granting the Department of Treasury a $700 billion crisis war chest, in large part to acquire securities, for establishing equity stakes in “thousands” of banks big and small, and for partially recapitalizing the insurance industry.

Having been nationalized the week preceding the Lehman failure, Fannie Mae and Freddie Mac were instructed by their federal “conservator” to greatly ramp up purchases of non-conventional mortgages by at least $20 billion each a month.  Fannie Mae is on its own already doing $40 billion monthly in total new business, with “less emphasis on investment returns and more of a focus on helping the market.”3  A trillion dollar loss to the American taxpayer appears to be in the offing.

Notwithstanding unprecedented measures implemented in concert by governments and central banks across the globe – credit markets seized up, equity markets tanked, commodity markets collapsed, global currency markets badly dislocated, derivatives markets severely malfunctioned, and astonishing instability and volatility encompassed virtually all markets.

Prelude to the crisis

In previous Shareholder letters we examined in some detail the years of U.S. credit expansion that were the root cause of acute systemic fragility.  To briefly highlight some of the more conspicuous excesses, beginning 1994 at $15.7 trillion, total system credit ballooned more than 200% to end 2007 at $47.7 trillion.  Total annual credit growth – “net borrowing and lending in credit markets” – increased more than four-fold from 1994’s $1.0 trillion to 2007’s $4.4 trillion.4
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[2]	Data source: Federal Reserve H.4.1 Report
[3]	Shenn, Jody, “Fannie, Freddie Rethinking Policies to Aid Housing (Update2),” Bloomberg News, Oct. 20, 2008
[4]	Federal Reserve Z-1 report.

Prudent Bear Funds, Inc.

Over the 14 year boom, total financial sector credit market borrowings expanded almost four times to $16.0 trillion.  Wall Street “broker/dealer” balance sheets began year 2000 at $1.0 trillion and not many years later closed 2007 at $3.0 trillion.  Total mortgage debt almost doubled in six years to end 2007 at $14.0 trillion.  Fannie Mae’s and Freddie Mac’s combined “books of business” doubled in seven years to surpass $5.25 trillion.  After beginning the decade at $1.34 trillion, outstanding asset backed securities (ABS) ended 2007 at $4.50 trillion.  Household sector liabilities almost doubled since the start of year 2000 to $14.5 trillion, as household net worth inflated $13.6 trillion to $56.0 trillion.  And with annual current account deficits ballooning to as high as $800 billion, foreign holdings (“rest of world,” in Federal Reserve nomenclature) of US financial assets reached $16.5 trillion after beginning 2000 at $5.6 trillion.5

Yet to pinpoint a data series that might best embody the compounding nature of credit bubble debt expansion and attendant effects upon the real economy, it’s worth contemplating the escalation in non-financial borrowings.  Non-financial debt grew $578 billion during 1994.  By 2007, annual borrowings creating the new purchasing power to fuel the bubble economy had ballooned to $2.52 trillion.  Demonstrating the accelerating nature of excesses – a cardinal credit bubble dynamic – non-financial borrowings expanded $864 billion in 2000, $1.15 trillion in 2001, $1.41 trillion in 2002, $1.68 trillion in 2003, $2.00 trillion in 2004, $2.32 trillion in 2005, and $2.43 trillion in 2006.6  This massive credit expansion inflated asset prices and perceived wealth, incomes and consumption, corporate profits and spending, government receipts and expenditures, and our current account deficits and global imbalances.  The deleterious domestic and global effects upon underlying financial and economic structures from this epic credit inflation are at the root of today’s crises.

Lehman plays key role in both boom and bust

The meteoric ascendancy of contemporary Wall Street finance played the principal role in the protracted boom and, today, manifestly in the systemic plunge.  Securitizations, leveraging, derivatives, credit insurance and hedging strategies, credit and liquidity guarantees, and myriad sophisticated structures were all key facets of the “alchemy” that so effectively transformed trillions of risky loans into perceived safe and liquid money-like debt securities.  The market’s perception of “moneyness” nurtured unlimited demand for Wall Street securities, hence the capacity for contemporary market-based finance to fund an unrelenting expansion of risky loans.

Lehman was one of a select handful of players integral to all facets of Wall Street risk intermediation, securities lending and speculator financing, derivatives trading, and this process’s primary output – contemporary money-like credit instruments (i.e. financial
_______________

5 Federal Reserve Z-1 report.
6 Federal Reserve Z-1 report.

Prudent Bear Funds, Inc.

sector commercial paper, repurchase agreements, auction-rate securities, highly-rated structured products, etc.).  The firm’s demise did nothing less than destroy the illusion of invincibility that, over the life of the boom, had propelled private-sector “money” and credit expansion to unrivaled system prominence.  Marketplace confidence was shattered with respect to both the integrity of trillions of Wall Street financial instruments and obligations, as well as this mechanism’s capacity for ongoing risk intermediation.  After years of engineering a spectacular financial pyramid, the private sector almost immediately lost its capacity to expand a quantity of credit sufficient to stem systemic implosion.

It is worth delving a little into how exactly financial turmoil had been held at bay up to the point of Lehman’s downfall – in the face of escalating mortgage problems and deepening economic angst.  To be sure, the housing bust had left an obvious and expanding hole in the financial sector’s capital base.  Moreover, severe liquidity problems were emerging in various risk asset markets.  Importantly, however, market optimism held firm that despite it all, “money” was categorically safe and sound – and would certainly remain so.

Faith in flawed assumptions

Ironically, salient system fragility bolstered confidence that markets were safeguarded by the “too big to fail” doctrine.  Agency securities and financial sector debt instruments actually became among the most popular playgrounds for speculation – in spite of rapidly escalating risks.  In the same vein, market participants remained sanguine that the Fed and Treasury would steadfastly stand behind the booming multi-trillion dollar repurchase agreement (“repo”) marketplace.  Faith that money funds wouldn’t “break the buck” was unwavering – as inflows inundated the industry. And despite an upsurge in credit losses, the fallacy of a rock solid banking system remained deeply ingrained.  Incredibly, the bullish consensus hardened its view that economic resiliency in the face of the housing bust was proof positive of sound system underpinnings.

The surreptitious role being played by the rapid expansion of contemporary “money” went unrecognized.  That this monetary development left the system vulnerable in the event of any disruption to this mode of credit expansion was completely unappreciated.  Following the eruption of the subprime crisis in the summer of 2007, money fund assets ballooned about $1.0 trillion, or 40%, to surpass $3.5 trillion.7  As Asset Backed Securities (ABS) and collateralized debt obligations (CDOs) floundered, Wall Street’s creative energies flowed to “repo” financing, commercial paper, and other instruments to service the demands of the flourishing money markets.  And taking up the slack with the collapse of Wall Street’s “private-label” mortgage securitizations, Fannie and Freddie’s combined “books of business” ballooned a record $638 billion during 2007,
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7 ICI Investment Company Institute, Money Market Fund assets, accessible via Bloomberg.

Prudent Bear Funds, Inc.

or 13.7%.8  Double-digit growth ran unabated through this year’s first half.  Even with the Government Sponsored Enterprises (GSE’s) obvious and rapidly mounting problems, the marketplace couldn’t get enough of their securities.

It is worth noting that U.S. corporate borrowings expanded a blistering 13.1% during 2007, the strongest pace of expansion since coming out of the early-’80s recession.  Not far behind, financial sector borrowings grew 12.3% and the state and local government sector 9.3%.  Credit bubble dynamics proved resilient, despite heightened market risk aversion and securitization markets that were all but shutting down for business.  In particular, new issuance of ABS and CDOs (trillion dollar avenues of risk intermediation during the boom’s heyday) had basically come to a screeching halt.

More recently, credit expansion had become increasingly dependent upon intermediating risky loans into the booming money market.  Unbeknownst to both the marketplace and policymakers, this was the proverbial recipe for a disastrous market dislocation.  Such intensive risk intermediation and heady issuance of “money” in the waning days of an extended credit cycle ensured a crisis of confidence and systemic illiquidity.  Fundamentally, the widening chasm between market perceptions of moneyness and the actual soundness of the underlying credits backing money market instruments was being driven to precarious extremes.  The final vestige of a historic credit expansion was to come to a cataclysmic conclusion the moment confidence in Wall Street “money” broke.

Fed tries in vain to save to boom

The Bernanke Fed’s eagerness to slash rates in the summer of 2007 only compounded systemic fragility.  The immediate effect was to dramatically exacerbate monetary disorder – at home and abroad.  It really was a case of highly speculative markets beckoning for the go-ahead from “Helicopter Ben” to drive the dollar down about another 15% to new bear market lows.  And the accelerating flight out of greenbacks proved instrumental in propelling historic price spikes throughout the commodities complex, with especially pernicious consequences in energy and food markets.

The post-easing cost surge was one more critical factor to weigh on consumer confidence.  Price pressures became a major burden for already strapped households and businesses, as entire industries suddenly faced unmanageable cost structures.  The beleaguered airlines and auto-related manufacturers were pushed over the edge.  To be sure, the Federal Reserve-empowered inflationary surge was a further crippling blow to creditworthiness for the household, corporate and financial sectors.  At the other end of the spectrum, the hedge fund industry was in the midst of astounding asset growth, up
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8 Fannie Mae and Freddie Mac Monthly Summaries.

Prudent Bear Funds, Inc.

27% in 2007.9  A gold rush mentality had enveloped the energy, alternative energy, agricultural, commodities and emerging market arenas.  And with mortgage and housing bubbles having burst, the every-expanding wall of cheap finance simply turned its sights on the sectors still inflating.

Following Chairman Bernanke’s nod in the summer of ’07, Gold surged 60%, silver jumped 70%, crude oil doubled, and wheat doubled, as the Goldman Sachs Commodities Index (GSCI) inflated 85% – all in a few short months.  Already the focal point of speculative excess and inflationary distortions, emerging market bubbles went to new precarious extremes.  Rank speculation drove equity market gains almost across the board, including major indices in Russia adding a quick 35%, Brazil 55%, and India 50% to already inflated levels.  Market yields throughout the emerging markets sank even deeper into the unknown.  Brazilian 10-year government dollar bond yields dropped an additional 140 basis points over several months to an implausible 5.22%.  And in highly speculative global currency markets, Fed rate cuts spurred destabilizing “blow off” excesses with Brazil’s real and Australia’s dollar adding another 25%.

As of this writing, the GSCI and emerging equities have lost about half their value from the recent peaks. Emerging bond yields have in many cases doubled, and the more speculative currencies have dropped a third in agonizingly disruptive market dislocations.

Looking back, as our boom turned increasingly unwieldy – and with Bernanke trapped in his academic mindset with respect to the imprudence of popping asset bubbles – Federal Reserve doctrine hardened.  Our policymakers turned a blind eye to excesses and too vocally pronounced their intention to move early and with significant force in implementing post-bubble “mop up” reflationary measures.  Regrettably, the Fed’s push to reflate coincided with a badly maladjusted bubble economy demonstrating heightened inflationary pressures.  Moreover, there were the issues of an overheated global economy; highly speculative global equities, debt, commodities and currency markets; and a ballooning international hedge fund industry seemingly intent on placing aggressive leveraged bets on every inflating market at all ends of the globe.  Speculation in the global credit default swap marketplace was completely out of control.

While bubbles sprung up and flourished when Greenspan was caretaker, it was the Bernanke Fed as the enabler for the fateful global “blowoff.”  Resulting monetary disorder – especially with respect to price distortions in the energy, commodities, “emerging,” and currency markets – was certainly a prevailing factor in the severity of the unfolding global financial and economic crisis.  The system may have been far better off had the bubble burst in the summer of 2007.
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9 Press release, Hedge Fund Intelligence, April 16, 2008.

Prudent Bear Funds, Inc.

Investors’ love affair with hedge funds is over

The Lehman failure was the catalyst for the world’s first global margin call and the collapse of history’s greatest speculative bubbles.  Estimates had hedge fund assets in the neighborhood of $50 billion in the early 1990s, only to grow rapidly to begin this decade at about $500 billion.  By last year, industry assets mushroomed to surpass an estimated $2.6 trillion.10  With leverage – and encompassing Wall Street and global institutional “proprietary trading”, private equity, enterprising pension funds, sovereign wealth funds, and myriad other players – the global “leveraged speculating community” easily amassed securities holdings in double-digit trillions.  History offers nothing comparable.

The hedge funds and their copycats amounted to a mania of unparalleled dimensions.  They came to operate with borrowed money and sophisticated trading strategies in virtually all asset classes and in all geographies.  The emerging markets, in particular, became favorite targets for leveraged bets on equities, bonds, and in an assortment of derivative plays.  The onslaught of speculative finance inflated their credit systems, asset markets and economies.  In total, it regressed to a global bout of Hyman Minsky’s “Ponzi finance” in its purest and most dangerous form.  The enormity and astonishing pervasiveness of the collapse of leverage goes far in explaining the relative impotence of even today’s most extreme reflationary policy measures.

Bursting bubbles have shattered a litany of illusions, including the perception of hedge fund invincibility.  It now seems silly that investors actually thought the multi-trillion hedge fund industry could somehow post robust profits even in down markets.  Apparently, expectations were that savvy fund managers would quickly reverse course – liquidating long exposure and increasing shorts – if and when markets began to turn.  Not unpredictably, liquidity evaporated almost immediately as fear provoked selling from fearful investors, leveraged players facing margin calls, derivative traders dynamically hedging exposure, and others desperately trying to hedge market exposure.  It is difficult to judge who were more shocked:  hedge fund investors or policymakers.

Hedge funds have suffered devastating losses and have been forced into a vicious cycle of self-reinforcing liquidations.  This only worsens already terrible performance.  The industry now faces the potential for a run of redemptions and a radically less appealing operating environment.  We expect thousands of funds to close shop and the overall size of the industry to shrink markedly.  And with this industry-wide bubble in collapse, it is entirely possible that a multi-trillion dollar overhang of debt securities will weigh on U.S. and global credit markets for some time – perhaps many years – to come.  Deleveraging is clearly a major factor in widening credit spreads and market revulsion to unsound borrowers, notwithstanding massive Federal Reserve and central banker liquidity injections.
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10 Press release, Hedge Fund Intelligence, April 16, 2008.

Prudent Bear Funds, Inc.

The leveraged speculating community came to operate everywhere.  Accordingly, markets are these days suffering the ill effects.  We expect, however, the retrenchment of this massive leveraged pool of unregulated finance to have the greatest long-term ramifications for the U.S. credit system.  The recent bursting of speculative bubbles in the hedge fund industry and financial institution proprietary trading amounts to a fatal blow for Wall Street risk intermediation.  For years, Wall Street has operated as the major source of credit for risky borrowers throughout the real economy.  The leveraged speculating community was a critical cog in this wheel of financial fortune.  But with the industry now plagued by universal repudiation, today’s crisis marks a prophetic ending to an epic experiment in financial engineering.

The end of Wall Street Finance

The Wall Street bubble fundamentally changed the workings of finance.  As marketable securities replaced the staid bank loan – and as imprudent mortgage brokers and investment bankers supplanted the vigilant bank loan officer – the character of lending was transformed.  Principally, high-yielding loans came to enjoy irrepressible demand.  An enterprising and expansive Wall Street developed an insatiable appetite for loans – loans to pool, to securitize, to morph into sophisticated structures, to use as collateral to lend against, and to hock (on margin/“repo”) to the marketplace.  The mushrooming leveraged speculators demonstrated their own voracious hunger for securities and sophisticated derivatives offering the promise of high returns.  In harmony, the Wall Street firms and their hedge fund and private equity clientele rewrote finance’s rulebook – in particular how to deal fast and loose with risk and leverage.

Over the life of the boom, tens of trillions of high-yielding loans created the collateral for trillions of enticing marketable instruments.  Unfathomable risk was created, restructured, camouflaged, and disbursed to myriad players.  In the process, Wall Street finance fostered two major interrelated channels of leverage.  The more obvious was the unprecedented leveraging of debt securities.  This was foremost the result of the proliferation of leveraged strategies by the speculator community and the financial sector more generally.  But the household, corporate and government sectors all joined along in expanding borrowings to increase holdings of financial assets.

The second channel has operated more ambiguously.  Here, an assortment of market risks – certainly including exposures to various credit risks, but also exposure to interest rates, equities, and currencies – were bundled in myriad structures with embedded leverage.  Often these instruments were structured in a way that underlying leverage expanded in the event of a significant directional move in the targeted market.  Many of these products were created to provide attractive speculative returns – as long as the respective market was not hit by a major development.  Ultimately, the developments were “major,” particularly in the credit default swap markets where enormous bets were placed on “improbable” debt defaults by companies or countries  Especially in the case of credit exposures, Wall Street intermediation purportedly stripped out these risks and

Prudent Bear Funds, Inc.

too often distributed them through the derivatives markets to leveraged yield-seekers ill-prepared for the eventuality of bursting bubbles, illiquidity, a string of defaults, and outsized losses.

This mechanism for transforming trillions of loans into myriad tradable vehicles – spanning the gamut from money-like instruments to highly leveraged derivative products – seemed to work miraculously during the boom.  Indeed, the greater the supply of credit instruments the higher their market price.  Yet Wall Street “alchemy” could not survive the credit cycle’s downside.  Today, both main channels of risk leveraging appear to be in a self-reinforcing collapse.  First, those leveraged in various debt instruments at home and abroad are trapped in a vicious cycle of losses and forced de-leveraging.  Second, many on the wrong side of writing various forms of credit and market protection face dislocated markets and devastating losses.

Most strategies in these derivatives markets incorporate “dynamic hedging” trading systems, which require trend-following shorting of various securities to ensure available cash flows to offset losses.  Huge losses and forced selling from both channels of leverage have overwhelmed the markets and fomented panic and liquidity collapse.  Indeed, the assumption of liquid and continuous markets – fundamental to derivative markets and contemporary finance more generally – was devastatingly flawed.

The upshot of bursting bubbles has been a hopeless shortage of cash buyers to absorb overwhelming selling from the legions of leveraged players.  Global financial systems and economies today face the dire consequences from the first synchronized worldwide margin call.  In short, a historic bubble has burst along with the perception of the soundness in Wall Street securities and derivative structures.  The integrity of the entire process of contemporary Wall Street finance and risk intermediation is gone.

Fallout from bursting bubbles

The consequences of the bursting of the Wall Street bubble are momentous.  Fundamentally, this monetary process generated excessive amounts of finance and guided too much of it to the asset markets.  Finance was mispriced, mishandled and misdirected.  Over the life of the boom, an increasingly errant financial mechanism misallocated finance throughout the real economy, in particular fueling pernicious asset inflation and a culture of speculation and excess.  And perceived wealth gains emanating from credit and asset bubbles fostered systemic distortions to patterns of saving, spending and investment – just as the old “Austrian” economic thinkers explained decades ago.

Wall Street finance’s years of preoccupation with high-yielding loans, the asset markets, and leveraged speculation cultivated a severely maladjusted U.S. “bubble economy”.  We expect the unfolding economic adjustment to be proportional to the imbalances and structural impairment generated during the longstanding boom.  Our economy may have no alternative but to operate on significantly reduced credit growth, diminished financial

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intermediation, and far fewer of the types of risky loans Wall Street not long ago coveted.  We face little choice but to consume fewer things, produce more, and import less.  The days of financial excess, a services-based economy, and exchanging new financial claims for imported energy and goods seem to be winding down.  And, unfortunately, scores of companies that prospered during the boom may not survive the restructuring.

We are hopeful that recent policy measures will be enough to avert financial meltdown.  We don’t expect, however, that any number of well-intentioned measures from Washington will do much to alter today’s post-bubble financial and economic realities.  The flow of finance to asset markets has been and may remain significantly curtailed.  The nature of household and corporate spending has only just begun to adjust.

Borrowing costs for consumers, businesses, and municipalities have increased – Fed policies notwithstanding.  Credit availability for less than creditworthy borrowers has been severely restricted, and we don’t expect financial conditions to loosen much in this regard for some time to come.  These new realities ensure that problems afflicting the financial guarantors, the GSEs, and the credit derivatives marketplace – all the various forms of credit “insurance” that proliferated during the bubble – may not be resolved anytime soon.  The open question is to what extent these unmanageable risk exposures will be transferred to the federal government.  And there appears to be no question that additional bouts of fiscal stimulus will be forthcoming, ensuring a new age of trillion dollar deficits.

Those focused on the asset markets and severe credit dislocation make a strong case we’ve entered a deflationary period.  Others point to spiraling deficits and ballooning Federal Reserve credit and warn not to count inflation out.  Our longstanding view has been that the bursting of the credit bubble may usher in a period of declining asset prices coinciding with stubbornly rising consumer prices.  Clearly, the collapse of Wall Street finance ensures extended asset market headwinds.  Meanwhile, immense fiscal deficits and government intrusions at home and abroad would appear to provide tailwinds for the pricing of basic global necessities, today’s colossal speculator liquidation notwithstanding.

It’s been and remains our view that the value of our currency could well hold the key.  A dollar crisis would most likely prove inflationary, especially if China, India, Russia, the Middle East and others use immense dollar holdings to recapitalize their banking systems and reflate their economies.  And as much as we hope recent dollar strength has a fundamental basis, we suspect otherwise.  The unwind of a plethora of bearish bets against the dollar is likely the overriding force behind a bear market rally.  It would certainly not be our first experience with a destabilizing squeeze materializing right as underlying fundamentals turn decisively negative.

Prudent Bear Funds, Inc.

Fund strategy and performance review

And this letter to fellow shareholders would not be complete without addressing challenging market dynamics.  We entered the New Year feeling pretty good about how things went in 2007 for the Prudent Bear Fund.  It was not long, however, before the performance of our portfolio changed markedly.  Short positions that had performed well in ’07 – notably the retailers, restaurants, homebuilders, and transports – began to outperform.  At the same time, our gold and metals long investments were performing quite poorly.

There was no conundrum.  As the market environment deteriorated rapidly, the hedge fund community found itself upside down on many trades and strategies.  Their favorite longs began to sink, while their short positions outperformed.  The entire industry had become one unwieldy “crowded trade” and, in particular, the proliferation of market neutral and “quant” strategies had backfired.  Candidly, there was too much shorting taking place in the markets.

Our portfolio was suddenly caught in the middle of some treacherous market dynamics, especially our short positions that were tending to underperform in market declines and then rally ferociously during market recoveries.  Our challenge was compounded by the most extreme market volatility in decades, if not ever.  The market began to gyrate wildly and unpredictably, with extraordinary double-digit daily percentage moves in stocks and industry groups becoming commonplace.  Despite the market’s downward trajectory, we faced on an almost weekly basis some of the most merciless short squeezes we’ve experienced in our entire careers.  Market dynamics were having a significantly negative impact on fund performance.

Despite our bearish views, our risk management discipline dictated that we make some significant adjustments to tactics and portfolio composition.  We moved to entirely cover some of our positions that were too commonly shorted, especially in the consumer discretionary area.  Almost across the board we reduced short positions in heavily shorted and less than highly liquid positions. We cut overall short exposure to the hyper-volatile financial stocks even before the SEC imposed its temporary short selling ban.  At the same time, we directed our analysts to – and increased our short exposure in – technology and cyclical companies, sectors we viewed as having superior risk versus reward profiles.  Not only did we expect these areas to soon confront rapidly deteriorating fundamentals, they also had smaller short positions and were in many cases over-owned by the leveraged players.

We also increased positions in liquid market indices.  We viewed S&P500 futures, in particular, as a favorable “pure play” for the unfolding financial dislocation.  Market dynamics also mandated that we reduce our overall net long exposures to gold and mineral stocks, although our long-term view remains bullish.  It was prudent as well to keep short exposure somewhat lower than would be typical for a weak market environment in an effort to mitigate the risks and costs associated with a chaotic

Prudent Bear Funds, Inc.

marketplace.  We believe these adjustments reduced overall portfolio volatility and improved performance.

For the 12 months ending September 30, 2008, the Prudent Bear Fund no-load shares returned 17.98% while the S&P 500 returned -21.98%. All returns include reinvestment of dividends.

The Prudent Global Income Fund returned 1.57% for the 12 months ending September 30, 2008 as the dollar index advanced 2.22%, thanks in part to its largest 3-month advance since at least 2001 in the third quarter. (The dollar index compares the U.S. dollar to a basket of currencies of our major trading partners.) Despite the rally in the U.S. currency, our long term bearish sentiments on the dollar have been only reinforced by recent actions taken to remedy the financial crisis. While other countries will continue to experience their own struggles, in our view, the U.S. faces far greater challenges, both economic and in terms of maintaining currency strength, than many European and Asian governments.

There is no doubt the market environment will remain extraordinarily challenging.  We, as fund managers, right along with the markets and our policymakers, have entered uncharted waters. We believe we’re up to the challenge and will continue to do our best in using our experience and understanding to the utmost for the benefit of shareholders.  Fundamental developments appear to  have moved decidedly in the bearish direction, and what will prove a protracted period of financial and economic adjustment has commenced.

Maintaining our focus and looking forward to new beginnings

We expect that this will be our last shareholder letter as a stand-alone firm.  If the reorganizations are approved, in December, both funds will become part of the Federated family of mutual funds.  We are excited to be joining this world-class investment management organization and believe that shareholders will be well-served by the combination of our unique organizations and respective strengths.  We will strive to give you the same level of service that we always have and with a bigger firm behind us, customer service should in fact be enhanced.  Management of the portfolio will remain in the steady hands of Doug Noland and many others from the Prudent Bear team.  We are excited about our future with Federated as we navigate these perilous markets for the best interest of shareholders.

Sincerely,
David W. Tice

Prudent Bear Funds, Inc.

Past performance does not guarantee future results.

Opinions expressed in this letter are those of the fund manager, are subject to change, and are not guaranteed.

The Prudent Bear Fund regularly makes shorts sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested.  However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.  The Fund may also use options and future contracts, which have risks associated with unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  The Fund may also hold restricted securities purchased through private placements, potentially impairing the liquidity of these particular investments.

The Prudent Global Income Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Funds may also invest in gold, which involves additional risks, such as the possibility for substantial price fluctuations over a short period of time.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Goldman Sachs Commodities Index is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures.  You cannot invest directly in an index.

LIBOR stands for London Interbank Offered Rate and is the world’s most widely used benchmark for short-term interest rates. It is the rate charged by one bank to another for lending money. A basis point is one hundredth of a percentage point (0.01%).

Please refer to the Schedule of Investments on pages 30-42 for a list of holdings as of September 30, 2008.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

While the funds are no-load, management and other expenses still apply.  Please refer to the prospectus for further details.

Must be preceded or accompanied by a prospectus.

The Prudent Bear Funds are distributed by Quasar Distributors, LLC. (11/08)

Prudent Bear Funds, Inc.

Expense Example
September 30, 2008
(Unaudited)

As a shareholder of the Prudent Bear Fund or the Prudent Global Income Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested for the period 4/01/08 – 9/30/08.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load, redemption fees (other than a 1.00% redemption fee for shares held less than 30 calendar days after purchase), or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 30 calendar days after you purchase them.  Individual retirement accounts (IRAs) will be charged a $15.00 annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual

Prudent Bear Funds, Inc.

Expense Example (cont.)
September 30, 2008
(Unaudited)

returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudent Bear Fund
No Load Shares
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/01/08	9/30/08	4/01/08 – 9/30/08
Actual + (1)	$1,000.00	$1,031.80	$12.10
Hypothetical ++ (2)	$1,000.00	$1,013.09	$11.99

+	Excluding dividends on short positions, your actual cost of investment in the Fund would be $8.59.
++	Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $8.53.
(1)	Ending account values and expenses paid during period based on a 3.18% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 2.38%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Prudent Bear Fund
Class C Shares
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/01/08	9/30/08	4/01/08 – 9/30/08
Actual + (1)	$1,000.00	$1,026.80	$15.87
Hypothetical ++ (2)	$1,000.00	$1,009.34	$15.74

+	Excluding dividends on short positions, your actual cost of investment in the Fund would be $12.37.
++	Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $12.29.
(1)	Ending account values and expenses paid during period based on a 2.68% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 3.13%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Prudent Bear Funds, Inc.

Expense Example (cont.)
September 30, 2008
(Unaudited)

Prudent Global Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/01/08	9/30/08	4/01/08 – 9/30/08
Actual (1)	$1,000.00	$931.60	$6.12
Hypothetical (2)	$1,000.00	$1,018.66	$6.40

(1)	Ending account values and expenses paid during period based on a (6.84)% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Prudent Bear Funds, Inc.

Prudent Bear Fund
Allocation of Portfolio Assets* – September 30, 2008

*  Does not include short-term investments.

Prudent Global Income Fund
Allocation of Portfolio Assets – September 30, 2008

Percentages for both charts are stated as a percent of net assets.

Prudent Bear Funds, Inc.

Statements of Assets and Liabilities
September 30, 2008

	Prudent Bear	Prudent Global
	Fund	Income Fund
ASSETS:
Investments, at value
Unaffiliated issuers (cost $1,106,183,262
and $454,641,005, respectively)	$1,080,478,424	$449,047,444
Affiliated issuers (cost $29,784,174 and $0, respectively)	10,470,701	—
Deposit at brokers for short sales	12,941,579	—
Receivable from broker for proceeds on securities sold short	440,231,763	—
Receivable for investments sold	23,554,769	18,250,344
Receivable for capital shares issued	7,736,525	3,402,586
Interest and dividends receivable	31,442	5,726,065
Cash	16,023,895	—
Other assets	637,020	35,774
Total Assets	1,592,106,118	476,462,213
LIABILITIES:
Securities sold short, at value
(Proceeds of $460,942,798 and $0, respectively)	417,213,335	—
Payable for investments purchased	17,442,972	9,998,954
Payable for futures contracts	20,524,753	—
Bank overdraft	—	641,230
Payable for capital shares redeemed	13,586,325	3,134,808
Payable to Adviser	1,143,281	293,269
Dividends payable on short positions	518,963	—
Accrued expenses and other liabilities	1,503,694	645,911
Total Liabilities	471,933,323	14,714,172
NET ASSETS	$1,120,172,795	$461,748,041
NET ASSETS CONSIST OF:
Capital stock	$1,127,811,594	$456,099,358
Accumulated net investment income (loss)	(7,781,610)	11,817,799
Accumulated undistributed net realized loss on long
transactions, short transactions, option contracts expired or
closed, futures contracts closed and foreign currency translation	(16,400,903)	(214,613)
Net unrealized appreciation (depreciation) on:
Investments	(45,018,311)	(5,593,561)
Short transactions	43,729,463	—
Futures contracts	17,832,562	—
Foreign currency translation	—	(360,942)
TOTAL NET ASSETS	$1,120,172,795	$461,748,041
NO LOAD SHARES:
Net assets	$1,054,341,423	$461,748,041
Shares outstanding (250,000,000 shares
of $.0001 par value authorized)	154,600,131	37,206,526
Net asset value, redemption price and offering price per share	$6.82	$12.41
CLASS C SHARES:
Net assets	$65,831,372
Shares outstanding (250,000,000 shares
of $.0001 par value authorized)	10,089,109
Net asset value, redemption price and offering price per share	$6.52

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Statements of Operations
Year Ended September 30, 2008

	Prudent Bear	Prudent Global
	Fund	Income Fund
INVESTMENT INCOME:
Interest income (net of foreign taxes
withheld of $0 and $376,045, respectively)	$35,296,825	$11,687,813
Dividend income on long positions from unaffiliated issuers
(net of foreign taxes withheld of $270 and $10,055, respectively)	210,182	98,094
Dividend income on long positions from affiliated issuers
(net of foreign taxes withheld of $111,683 and $0, respectively)	462,976	—
Total investment income	35,969,983	11,785,907
EXPENSES:
Investment advisory fee	13,387,780	3,424,651
Administration fee	721,059	292,576
Shareholder servicing and accounting costs	926,796	407,959
Custody fees	145,211	68,197
Federal and state registration	123,321	68,078
Professional fees	136,421	146,597
Distribution expense – No Load shares	2,520,708	1,141,550
Distribution expense – Class C shares	627,384	—
Reports to shareholders	92,310	38,666
Directors’ fees and expenses	41,621	41,421
Insurance expense	64,302	28,819
Miscellaneous expense	104,197	103,397
Dividends on short positions	8,998,981	—
Total expenses	27,890,091	5,761,911
Expense reductions (See Note 5)	(400,201)	(1,226)
Net expenses	27,489,890	5,760,685
NET INVESTMENT INCOME	8,480,093	6,025,222
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on:
Long transactions from sales of unaffiliated issuers	8,023,127	29,798,629
Long transactions from sales of affiliated issuers	10,898,230	—
Short transactions	61,233,671	—
Option contracts expired or closed	3,173,804	—
Futures contracts closed	44,446,646	—
Foreign currency translation	29,359	611,737
Net realized gain	127,804,837	30,410,366
Change in unrealized appreciation (depreciation) on:
Investments	(82,388,490)	(38,904,208)
Short transactions	62,144,775	—
Futures contracts	25,774,437	—
Foreign currency translation	4	(547,836)
Net change in unrealized appreciation (depreciation)	5,530,726	(39,452,044)
Net realized and unrealized gain (loss) on investments	133,335,563	(9,041,678)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$141,815,656	$(3,016,456)

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Statements of Changes in Net Assets

	Prudent Bear Fund
	Year Ended	Year Ended
	September 30, 2008	September 30, 2007
OPERATIONS:
Net investment income	$8,480,093	$22,525,222
Net realized gain (loss) on:
Long transactions from sales of unaffiliated issuers	8,023,127	55,379,793
Long transactions from sales of affiliated issuers	10,898,230	7,103,807
Short transactions	61,233,671	(24,682,217)
Option contracts expired or closed	3,173,804	(10,738,591)
Futures contracts closed	44,446,646	(21,762,881)
Foreign currency translation	29,359	(141)
Change in unrealized appreciation (depreciation) on:
Investments	(82,388,490)	(5,418,551)
Short transactions	62,144,775	11,499,557
Futures contracts	25,774,437	(822,875)
Foreign currency translation	4	(4)
Net increase in net assets resulting from operations	141,815,656	33,083,119
DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
FROM NET INVESTMENT INCOME	(26,200,904)	(19,661,437)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
FROM NET INVESTMENT INCOME	(1,491,647)	(810,835)
CAPITAL SHARE TRANSACTIONS (Note 2):
Proceeds from shares issued	1,035,095,704	472,106,217
Redemption fees	595,501	216,974
Shares issued to holders in reinvestment of dividends	24,569,158	17,452,193
Cost of shares redeemed	(846,993,617)	(391,190,847)
Net increase in net assets resulting
from capital share transactions	213,266,746	98,584,537
TOTAL INCREASE IN NET ASSETS	327,389,851	111,195,384
NET ASSETS:
Beginning of period	792,782,944	681,587,560
End of period (including accumulated net
investment income (loss) of $(7,781,610),
and $10,546,855, respectively)	$1,120,172,795	$792,782,944

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Statements of Changes in Net Assets (cont.)

	Prudent Global Income Fund
	Year Ended	Year Ended
	September 30, 2008	September 30, 2007
OPERATIONS:
Net investment income	$6,025,222	$6,737,966
Net realized gain (loss) on:
Long transactions from sales of unaffiliated issuers	29,798,629	15,801,421
Long transactions from sales of affiliated issuers	—	(612,861)
Foreign currency translation	611,737	69,843
Change in unrealized appreciation (depreciation) on:
Investments	(38,904,208)	22,432,891
Foreign currency translation	(547,836)	291,368
Net increase (decrease) in net assets resulting from operations	(3,016,456)	44,720,628
DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
FROM NET INVESTMENT INCOME	(27,462,518)	(6,726,497)
FROM NET REALIZED GAINS	(8,569,494)	(10,574,453)
TOTAL DISTRIBUTIONS	(36,032,012)	(17,300,950)
CAPITAL SHARE TRANSACTIONS (Note 2):
Proceeds from shares issued	359,484,680	138,786,172
Redemption fees	99,640	22,147
Shares issued to holders in reinvestment of dividends	33,102,456	15,494,230
Cost of shares redeemed	(270,156,730)	(149,682,558)
Net increase in net assets resulting
from capital share transactions	122,530,046	4,619,991
TOTAL INCREASE IN NET ASSETS	83,481,578	32,039,669
NET ASSETS:
Beginning of period	378,266,463	346,226,794
End of period (including accumulated net
investment income of $11,817,799
and $3,526,551, respectively)	$461,748,041	$378,266,463

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Financial Highlights

Selected per share data is based on a share outstanding throughout each period.
	No Load Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,		Sept. 30,
	2008	2007	2006	2005		2004
Per Share Data:
Net asset value, beginning of period	$5.96	$5.84	$5.47	$5.71		$6.84
Income from investment operations:
Net investment income (loss)(1)(2)	0.05	0.19	0.15	(0.00	)(4)	(0.02)
Net realized and unrealized
gains (losses) on investments	1.00	0.12	0.28	(0.24)		(0.78)
Total from investment operations	1.05	0.31	0.43	(0.24)		(0.80)
Redemption fees	0.00 (4)	0.00 (4)	0.00 (4)	0.00	(4)	0.00 (4)

Less distributions:
Dividends from net investment income	(0.19)	(0.19)	(0.06)	—		(0.33)
Distributions from net realized gains	—	—	—	—		—
Total distributions	(0.19)	(0.19)	(0.06)	—		(0.33)
Net asset value, end of period	$6.82	$5.96	$5.84	$5.47		$5.71
Total return	17.98%	5.49%	7.92%	(4.20)%		(12.03)%
Supplemental data and ratios:
Net assets, end of period (000’s)	$1,054,341	$747,610	$650,305	$411,780		$429,469
Ratio of total expenses to average net assets:
Before expense reductions	2.56%	2.33%	2.49%	2.58%		2.28%
After expense reductions(5)	2.52%	2.30%	2.49%	2.58%		2.27%
Ratio of dividends on short positions
to average net assets	0.84%	0.57%	0.72%	0.73%		0.44%
Ratio of expenses to average net assets
excluding dividends on short positions:
Before expense reductions	1.72%	1.76%	1.77%	1.85%		1.84%
After expense reductions(5)	1.68%	1.73%	1.77%	1.85%		1.83%
Ratio of net investment income (loss)
to average net assets	0.80%	3.31%	2.60%	(0.03)%		(0.38)%
Portfolio turnover rate(3)	277%	119%	104%	129%		138%

(1)
Net investment income per share before dividends on short positions for the periods ended September 30, 2008, September 30, 2007, September 30, 2006, September 30, 2005, and September 30, 2004 was $0.11, $0.23, $0.19, $0.04, and $0.00, respectively.

(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	Amount calculated is less than $0.005.
(5)	See Note 5 in Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Financial Highlights (cont.)

Selected per share data is based on a share outstanding throughout each period.
	Class C Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$5.72	$5.62	$5.29	$5.56	$6.68

Income from investment operations:
Net investment income (loss)(1)(2)	0.01	0.14	0.11	(0.04)	(0.07)
Net realized and unrealized
gains (losses) on investments	0.96	0.11	0.26	(0.24)	(0.75)
Total from investment operations	0.97	0.25	0.37	(0.28)	(0.82)
Redemption fees	0.00 (4)	0.00 (4)	0.00 (4)	0.01	0.00 (4)
Less distributions:
Dividends from net investment income	(0.17)	(0.15)	(0.04)	—	(0.30)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.17)	(0.15)	(0.04)	—	(0.30)
Net asset value, end of period	$6.52	$5.72	$5.62	$5.29	$5.56
Total return	17.13%	4.61%	7.14%	(4.86)%	(12.72)%
Supplemental data and ratios:
Net assets, end of period (000’s)	$65,831	$45,173	$31,283	$19,029	$15,971
Ratio of total expenses to average net assets:
Before expense reductions	3.31%	3.08%	3.24%	3.33%	3.03%
After expense reductions(5)	3.27%	3.05%	3.24%	3.33%	3.02%
Ratio of dividends on short positions
to average net assets	0.84%	0.57%	0.72%	0.73%	0.44%
Ratio of expenses to average net assets
excluding dividends on short positions:
Before expense reductions	2.47%	2.51%	2.52%	2.60%	2.59%
After expense reductions(5)	2.43%	2.48%	2.52%	2.60%	2.58%
Ratio of net investment income (loss)
to average net assets	0.09%	2.56%	1.85%	(0.78)%	(1.13)%
Portfolio turnover rate(3)	277%	119%	104%	129%	138%

(1)
Net investment income (loss) per share before dividends on short positions for the periods ended September 30, 2008, September 30, 2007, September 30, 2006, September 30, 2005, and September 30, 2004, was $0.06, $0.18, $0.14, $(0.00)(4), and $(0.04), respectively.

(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	Amount calculated is less than $0.005.
(5)	See Note 5 in Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Global Income Fund
Financial Highlights (cont.)

Selected per share data is based on a share outstanding throughout each period.
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$13.30	$12.30	$11.53	$12.41	$12.49
Income from investment operations:
Net investment income(1)	0.18	0.25	0.17	0.12	0.16
Net realized and unrealized
gains (losses) on investments	0.05	1.39	0.68	(0.03)	0.35
Total from investment operations	0.23	1.64	0.85	0.09	0.51
Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions:
Dividends from net investment income	(0.82)	(0.25)	(0.02)	(0.81)	(0.55)
Distributions from net realized gains	(0.30)	(0.39)	(0.06)	(0.12)	(0.04)
Return of capital	—	—	—	(0.04)	—
Total distributions	(1.12)	(0.64)	(0.08)	(0.97)	(0.59)
Net asset value, end of period	$12.41	$13.30	$12.30	$11.53	$12.41
Total return	1.57%	13.68%	7.47%	0.56%	4.15%
Supplemental data and ratios:
Net assets, end of period (000’s)	$461,748	$378,266	$346,227	$343,011	$462,762
Ratio of operating expenses
to average net assets:
Before expense reductions	1.26%	1.28%	1.27%	1.31%	1.31%
After expense reductions(3)	1.26%	1.27%	1.27%	1.31%	1.27%
Ratio of net investment income
to average net assets	1.32%	1.94%	1.43%	0.97%	1.24%
Portfolio turnover rate	76%	102%	57%	232%	98%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Amount calculated is less than $0.005.
(3)	See Note 5 in Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Investments
September 30, 2008

Shares		Value
	COMMON STOCKS — 5.6%
	BASIC MATERIALS — 1.6%
1,000,000	Alberta Star Development Corp.(a)	$169,133
564,715	Aquiline Resources, Inc.(a)	2,212,695
78,125	Aquiline Resources, Inc. (Acquired 10/07/05, Cost $238,846)(a)(b)(c)(d)	306,114
78,125	Aquiline Resources, Inc. (Acquired 11/15/06, Cost $137,665)(a)(b)(c)(d)	306,114
3,000,000	Benton Resources Corporation(a)	535,588
1,000,000	Candente Resource Corp.(a)	516,796
2,044,481	Capstone Mining Corp.(a)	4,380,002
400,000	Cardero Resource Corporation(a)	593,845
3,719,038	East Asia Minerals Corporation(e)	1,991,874
150,000	East Asia Minerals Corporation
	(Acquired 10/27/05, Cost $271,423)(b)(c)(d)(e)	80,338
500,000	Fission Energy Corp.(a)	122,152
3,186,200	Pershing Resources Corporation Inc.(a)	31,862
1,000,000	Powertech Uranium Corporation(a)	469,814
1,821,403	Rimfire Minerals Corporation(a)(e)	701,692
2,170,226	Silverstone Resources Corporation(a)	2,916,066
1,085,113	Silverstone Resources Corporation
	(Acquired 12/16/03, Cost $1,803,514)(a)(b)(c)(d)	1,458,033
400,000	Silverstone Resources Corporation
	(Acquired 4/04/07, Cost $500,643)(a)(b)(c)(d)	537,468
3,000,000	Southampton Ventures, Inc.(a)(e)	169,133
666,667	YGC Resources Ltd. (Acquired 4/13/05, Cost $322,588)(a)(b)(c)(d)	84,567
333,333	YGC Resources Ltd. (Acquired 4/20/07, Cost $295,714)(a)(b)(c)(d)	42,283
		17,625,569
	COMMERCIAL BANKS — 0.4%
50,000	Bank of America Corporation(f)	1,750,000
65,000	Wells Fargo & Company(f)	2,439,450
		4,189,450
	COMMUNICATIONS EQUIPMENT — 0.1%
75,000	Riverbed Technology, Inc.(a)(f)	939,000
	CONSUMER FINANCE — 0.3%
50,000	American Express Co.(f)	1,771,500
30,000	Capital One Financial Corp.(f)	1,530,000
		3,301,500
	DIVERSIFIED FINANCIAL SERVICES — 0.1%
50,000	ING Groep NV - ADR(f)	1,070,000

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Investments (cont.)
September 30, 2008

Shares		Value
	COMMON STOCKS — 5.6% (cont.)
	HEALTH CARE — 0.0%
338,501	ADVENTRX Pharmaceuticals, Inc.(a)	$64,315
	INSURANCE — 0.1%
100,000	Genworth Financial, Inc.(f)	861,000
50,000	Old Republic International Corp.(f)	637,500
		1,498,500
	METALS & MINING — 2.9%
3,500,000	Abacus Mining & Exploration Corporation(a)	624,853
45,000	Agnico-Eagle Mines Limited	2,478,150
1,282,000	Antares Minerals(a)	2,445,347
1,500,000	Ascot Resources Ltd.(a)(e)	324,172
360,000	Ascot Resources Ltd. (Acquired 7/05/07, Cost $507,154)(a)(b)(c)(d)(e)	77,801
1,140,000	Ascot Resources Ltd. (Acquired 12/20/07, Cost $1,996,910)(a)(b)(c)(d)(e)	246,371
20,000	Bear Creek Mining Corporation
	(Acquired 2/05/07, Cost $72,699)(a)(b)(c)(d)	38,337
1,416,500	Bear Lake Gold Ltd.(a)(e)	758,661
3,000,000	Brilliant Mining Corp.(a)(e)	887,949
1,000,000	Brilliant Mining Corp.(a)(e)	295,983
1,000,000	Callinan Mines Limited(a)	1,409,443
2,000,000	Castillian Resources Corp.(a)	159,737
2,000,000	Commander Resources Ltd.(a)	178,529
250,000	Crosshair Exploration & Mining Corp.(a)	56,378
1,000,000	Duran Ventures, Inc.(a)	507,400
807,000	Evolving Gold Corp.(a)	261,607
950,000	Evolving Gold Corp.
	(Acquired 2/27/08, Cost $957,081)(a)(b)(c)(d)	307,963
1,700,000	Fortuna Silver Mines, Inc.(a)	1,725,159
530,000	Fortuna Silver Mines, Inc. (Acquired 1/11/07, Cost $853,788)(a)(b)(c)(d)	537,844
857,143	Franklin Lake Resources Inc.(a)	120,000
45,000	Goldcorp, Inc.	1,423,350
700,000	Golden Predator Mines, Inc.(a)	526,192
1,000,000	Grande Portage Resources Ltd.(a)	62,250
800,000	Grande Portage Resources Ltd.
	(Acquired 12/06/06, Cost $491,356)(a)(b)(c)(d)	56,378
1,400,000	Grayd Resource Corp.(a)	394,644
1,000,000	Great Panther Resources Limited(a)	620,155
1,000,000	International Tower Hill Mines Ltd.(a)	2,057,787
175,000	International Tower Hill Mines Ltd.
	(Acquired 5/09/07, Cost $379,895)(a)(b)(c)(d)	360,113

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Investments (cont.)
September 30, 2008

Shares		Value
	COMMON STOCKS — 5.6% (cont.)
	METALS & MINING — 2.9% (cont.)
1,000,000	Kootenay Gold, Inc.(a)(e)	$845,666
500,000	Kootenay Gold, Inc. (Acquired 2/27/08, Cost $763,823)(a)(b)(c)(d)(e)	422,833
825,000	Kootenay Gold, Inc. (Acquired 6/18/08, Cost $1,782,468)(a)(b)(c)(d)(e)	593,023
1,500,000	Macarthur Minerals Ltd.(a)(e)	2,174,066
800,000	Mansfield Minerals, Inc.(a)	375,852
45,000	Newmont Mining Corporation	1,744,200
1,732,500	Niblack Mining Corp.(a)(e)	170,930
525,000	Niblack Mining Corp.(a)(e)	51,797
400,000	Niblack Mining Corp. (Acquired 3/15/07, Cost $289,167)(a)(b)(c)(d)(e)	39,464
1,000,000	Norsemont Mining, Inc.(a)	2,480,620
313,333	Northrock Resources, Inc.(a)(b)	35,330
2,000,000	Palladon Ventures Ltd.(a)	845,666
35,000	Royal Gold, Inc.	1,258,600
4,000,000	Selkirk Metals Corp.(a)(e)	638,948
1,400,000	Skygold Ventures Ltd.(a)	342,025
1,500,000	TNR Gold Corp.(a)	267,794
800,000	Trevali Resources Corp.(a)	1,052,385
2,000,000	Valencia Ventures, Inc.(a)	140,944
1,000,000	Victoria Gold Corp.(a)	263,096
		32,685,792
	POLLUTION CONTROL — 0.0%
651,509	Migami, Inc.(a)	40,108
1,316,300	Sonic Technology Solutions, Inc.(a)	136,052
		176,160
	SECURITIES, COMMODITY CONTRACTS,
	AND OTHER FINANCIAL INVESTMENTS — 0.1%
1,220,000	Rockgate Capital Corp.(a)	384,026
	TECHNOLOGY — 0.0%
398,432	Aura Systems, Inc.(a)	328,707
	TOTAL COMMON STOCKS (Cost $119,369,910)	62,263,019
	WARRANTS — 0.0%
	Ascot Resources Ltd.
180,000	Expiration: July 2009, Exercise Price: $2.00 CAD
	(Acquired 7/05/07, Cost $1,800)(a)(b)(c)(d)	609
570,000	Expiration: December 2009, Exercise Price: $2.25 CAD
	(Acquired 12/20/07, Cost $5,700)(a)(b)(c)(d)	857

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Investments (cont.)
September 30, 2008

Shares		Value
	WARRANTS — 0.0% (cont.)
	Aura Systems, Inc.
105,990	Expiration: January 2011, Exercise Price: $4.00
	(Acquired 3/21/06, Cost $1,060)(a)(b)(c)(d)	$—
	Chesapeake Gold Corp.
43,500	Expiration: February 2012, Exercise Price: $8.00 CAD
	(Acquired 3/17/06, Cost $0)(a)(b)(c)(d)	48,881
	Evolving Gold Corp.
475,000	Expiration: February 2010, Exercise Price: $1.50 CAD
	(Acquired 2/27/08, Cost $4,750)(a)(b)(c)(d)	22,896
	Fortuna Silver Mines, Inc.
265,000	Expiration: July 2009, Exercise Price: $2.30 CAD
	(Acquired 1/11/07, Cost $2,650)(a)(b)(c)(d)	3,386
	Golden Predator Mines, Inc.
1,050,000	Expiration: August 2011, Exercise Price: $3.35 CAD
	(Acquired 3/31/06 - 8/15/08, Cost $0)(a)(b)(c)(d)	49,331
	International Tower Hill Mines Ltd.
175,000	Expiration: May 2009, Exercise Price: $3.00 CAD
	(Acquired 5/09/07, Cost $1,750)(a)(b)(c)(d)	13,763
	Kootenay Gold, Inc.
250,000	Expiration: August 2009, Exercise Price: $1.80 CAD
	(Acquired 2/27/08, Cost $2,500)(a)(b)(c)(d)	44,069
412,500	Expiration: June 2010, Exercise Price: $2.75 CAD
	(Acquired 6/18/08, Cost $4,125)(a)(b)(c)(d)	28,488
	Northrock Resources, Inc.
313,333	Expiration: March 2011, Exercise Price: $0.75 CAD
	(Acquired 5/30/08 - 8/26/08, Cost $0)(a)(b)(c)(d)	5,300
	Silverstone Resources Corporation
200,000	Expiration: April 2009, Exercise Price: $2.10 CAD
	(Acquired 4/04/07, Cost $2,000)(a)(b)(c)(d)	28,170
	TOTAL WARRANTS (Cost $26,335)	245,750
Contracts (100 shares per contract)
	PURCHASED CALL OPTIONS — 0.1%
	Philadelphia Gold & Silver Sector Index
1,000	Expiration: November 2008, Exercise Price: $132.50	1,085,000
100	Expiration: November 2008, Exercise Price: $150.00	55,500
	TOTAL PURCHASED CALL OPTIONS (Cost $1,831,500)	1,140,500
	PURCHASED PUT OPTIONS — 2.1%
	Apple Inc.
100	Expiration: January 2009, Exercise Price: $140.00	332,000

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Investments (cont.)
September 30, 2008

Contracts (100 shares per contract)		Value
	PURCHASED PUT OPTIONS — 2.1% (cont.)
	ADTRAN, Inc.
1,000	Expiration: November 2008, Exercise Price: $20.00	$207,500
	Amazon.com, Inc.
1,200	Expiration: October 2008, Exercise Price: $75.00	654,000
	AMEX Composite Index
50	Expiration: October 2008, Exercise Price: $210.00	181,000
	AMEX Interactive Week Internet Index
300	Expiration: November 2008, Exercise Price: $200.00	948,000
400	Expiration: January 2009, Exercise Price: $160.00	254,000
200	Expiration: January 2009, Exercise Price: $210.00	836,000
	Applied Materials, Inc.
700	Expiration: January 2009, Exercise Price: $15.00	89,250
	Auxilium Pharmaceuticals, Inc.
600	Expiration: January 2009, Exercise Price: $30.00	196,500
	Best Buy Co., Inc.
350	Expiration: October 2008, Exercise Price: $42.50	183,750
	Burger King Holdings, Inc.
300	Expiration: January 2009, Exercise Price: $30.00	178,500
	Carnival Corp.
300	Expiration: January 2009, Exercise Price: $35.00	115,500
	Cisco Systems, Inc.
1,600	Expiration: October 2008, Exercise Price: $22.00	114,400
2,000	Expiration: October 2008, Exercise Price: $24.00	365,000
2,000	Expiration: January 2009, Exercise Price: $20.00	196,000
1,100	Expiration: January 2009, Exercise Price: $22.50	211,750
600	Expiration: January 2009, Exercise Price: $25.00	202,500
	Hewlett-Packard Company
1,600	Expiration: November 2008, Exercise Price: $45.00	332,000
400	Expiration: January 2009, Exercise Price: $45.00	116,000
600	Expiration: January 2009, Exercise Price: $47.50	240,000
	International Business Machines Corp.
1,000	Expiration: January 2009, Exercise Price: $105.00	445,000
300	Expiration: January 2009, Exercise Price: $110.00	181,500
	Jabil Circuit, Inc.
600	Expiration: December 2008, Exercise Price: $12.50	219,000
	Juniper Networks, Inc.
1,000	Expiration: October 2008, Exercise Price: $23.00	240,000
1,900	Expiration: January 2009, Exercise Price: $25.00	940,500
	KLA-Tencor Corporation
500	Expiration: December 2008, Exercise Price: $30.00	102,500
500	Expiration: December 2008, Exercise Price: $32.50	162,500

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Investments (cont.)
September 30, 2008

Contracts (100 shares per contract)		Value
	PURCHASED PUT OPTIONS — 2.1% (cont.)
	Lam Research Corporation
1,000	Expiration: December, 2008, Exercise Price: $30.00	$247,500
1,000	Expiration: December, 2008, Exercise Price: $35.00	525,000
	LM Ericsson Telephone Co.
1,000	Expiration: October 2008, Exercise Price: $11.25	182,500
150	Expiration: November 2008, Exercise Price: $85.00	111,750
600	Expiration: January 2009, Exercise Price: $10.00	85,500
	Marvell Technology Group Ltd.
1,000	Expiration: October 2008, Exercise Price: $12.50	325,000
500	Expiration: November 2008, Exercise Price: $12.50	167,500
	Morgan Stanley Technology Index
200	Expiration: October 2008, Exercise Price: $460.00	261,000
200	Expiration: November 2008, Exercise Price: $460.00	417,000
	National Semiconductor Corp.
600	Expiration: November 2008, Exercise Price: $20.00	178,500
	Russell 2000 Index
100	Expiration: October 2008, Exercise Price: $650.00	137,000
300	Expiration: October 2008, Exercise Price: $660.00	498,000
200	Expiration: October 2008, Exercise Price: $670.00	405,000
100	Expiration: October 2008, Exercise Price: $680.00	243,500
	S&P 400 Mid Cap Index
300	Expiration: October 2008, Exercise Price: $750.00	1,122,000
100	Expiration: October 2008, Exercise Price: $770.00	507,000
	SPDR Trust Series 1
1,500	Expiration: October 2008, Exercise Price: $123.00	1,218,750
500	Expiration: October 2008, Exercise Price: $124.00	443,750
3,000	Expiration: October 2008, Exercise Price: $125.00	2,880,000
3,500	Expiration: October 2008, Exercise Price: $126.00	3,657,500
500	Expiration: October 2008, Exercise Price: $127.00	563,750
1,000	Expiration: October 2008, Exercise Price: $128.00	1,217,500
	Varian Medical Systems, Inc.
500	Expiration: November 2008, Exercise Price: $50.00	65,000
	VistaPrint Limited
500	Expiration: October 2008, Exercise Price: $25.00	18,750
	Xilinx, Inc.
800	Expiration: December 2008, Exercise Price: $22.50	106,000
	Zimmer Holdings, Inc.
200	Expiration: October 2008, Exercise Price: $70.00	114,000
200	Expiration: January 2009, Exercise Price: $70.00	149,000
	TOTAL PURCHASED PUT OPTIONS (Cost $12,755,978)	24,092,400

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Investments (cont.)
September 30, 2008

Shares		Value
	SHORT-TERM INVESTMENTS — 89.6%
	Mutual Funds — 2.4%
	Federated US Treasury Cash Reserve Fund
26,333,045	1.360%, 12/31/2031	$26,333,045

Principal
Amount
	U.S. Treasury Bills — 87.2%
$30,000,000	1.364%, 10/02/2008(f)(h)	29,998,890
20,000,000	1.465%, 10/09/2008(f)(h)	19,993,636
118,000,000	1.560%, 10/16/2008(f)(h)	117,925,056
24,000,000	1.527%, 10/23/2008(f)(h)	23,978,127
30,000,000	1.723%, 10/30/2008(f)(h)	29,959,367
10,000,000	1.551%, 11/06/2008(h)	9,984,800
25,000,000	1.888%, 11/06/2008(f)(h)	24,953,966
20,000,000	1.914%, 11/13/2008(f)(h)	19,955,414
43,500,000	1.883%, 11/20/2008(f)(h)	43,389,108
20,000,000	1.936%, 11/28/2008(f)(h)	19,939,217
22,000,000	1.842%, 12/04/2008(f)(h)	21,972,038
35,000,000	2.128%, 12/11/2008(f)(h)	34,954,080
22,000,000	2.151%, 12/18/2008(f)(h)	21,986,646
10,000,000	0.254%, 12/26/2008(g)(h)	9,984,110
24,000,000	2.087%, 12/26/2008(g)(h)	23,961,864
40,000,000	1.962%, 1/02/2009(g)(h)	39,908,040
23,000,000	1.841%, 1/08/2009(g)(h)	22,935,922
107,000,000	1.755%, 1/15/2009(g)(h)	106,698,474
22,000,000	1.746%, 1/22/2009(g)(h)	21,930,942
27,000,000	1.771%, 1/29/2009(g)(h)	26,914,329
25,400,000	1.788%, 2/05/2009(g)(h)	25,305,639
35,000,000	1.870%, 2/12/2009(g)(h)	34,861,260
56,800,000	1.814%, 2/19/2009(g)(h)	56,546,842
74,000,000	1.762%, 2/26/2009(g)(h)	73,631,924
28,000,000	1.793%, 3/05/2009(g)(h)	27,846,896
30,000,000	1.735%, 3/12/2009(h)	29,822,460
42,000,000	0.663%, 3/19/2009(h)	41,745,060
16,000,000	1.541%, 7/02/2009(h)	15,790,304
		976,874,411
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,001,983,713)	1,003,207,456
	Total Investments (Cost $1,135,967,436) — 97.4%	1,090,949,125
	Other Assets in Excess of Liabilities — 2.6%	29,223,670
	TOTAL NET ASSETS — 100.0%	$1,120,172,795

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Investments (cont.)
September 30, 2008

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Fair valued security.
(c)	Restricted security.
(d)	Private placement issue.
(e)	Affiliated issuer. See Note 7 in Notes to the Financial Statements.
(f)	All or a portion of the securities have been committed as collateral for open short positions.
(g)	All or a portion of the securities have been committed as collateral for future contracts.
(h)	Rate shown is the calculated yield to maturity.
ADR – American Depository Receipt
CAD – Canadian Dollars

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Securities Sold Short
September 30, 2008

Shares		Value
105,000	ADTRAN, Inc.	$2,046,450
161,630	Advanced Energy Industries, Inc.	2,211,098
120,000	Allergan, Inc.	6,180,000
10,000	Amazon.com, Inc.	727,600
240,000	American Express Co.	8,503,200
95,000	Applied Materials, Inc.	1,437,350
155,000	Banco Santander Central Hispano SA - ADR	2,328,100
127,000	Bank of America Corporation	4,445,000
20,000	BE Aerospace, Inc.	316,600
195,000	Best Buy Co., Inc.	7,312,500
215,000	BRE Properties	10,535,000
225,000	Broadcom Corp.	4,191,750
420,000	Burger King Holdings, Inc.	10,315,200
30,000	Capital One Financial Corp.	1,530,000
55,000	Caterpillar, Inc.	3,278,000
270,000	Cisco Systems, Inc.	6,091,200
120,000	The Coca-Cola Co.	6,345,600
565,000	ConAgra Foods, Inc.	10,994,900
100,000	Corning, Inc.	1,564,000
80,000	Crown Castle International Corp.	2,317,600
275,000	Dentsply International, Inc.	10,323,500
170,000	Edison International	6,783,000
660,000	EMC Corporation	7,893,600
65,000	Energizer Holdings, Inc.	5,235,750
186,000	Fannie Mae	284,580
130,000	Fortune Brands, Inc.	7,456,800
191,000	Freddie Mac	326,610
100,000	Genworth Financial, Inc.	861,000
465,000	Industrial Select Sector SPDR Fund	14,322,000
345,000	ING Groep NV - ADR	7,383,000
240,000	International Flavors & Fragrances, Inc.	9,470,400
540,000	International Game Technology	9,277,200
445,000	Iron Mountain, Inc.	10,862,450
90,000	iShares Dow Jones U.S. Transportation Average Index Fund	7,443,900
30,000	iShares Russell 2000 Growth Index Fund	2,121,600
200,000	Jabil Circuit, Inc.	1,908,000
350,000	Janus Capital Group, Inc.	8,498,000
145,000	JDS Uniphase Corp.	1,226,700
333,000	Juniper Networks, Inc.	7,016,310
335,000	KLA-Tencor Corporation	10,602,750
360,000	Lam Research Corporation	11,336,400
125,000	Lamar Advertising Co.	3,861,250
170,000	Landstar System, Inc.	7,490,200

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Securities Sold Short (cont.)
September 30, 2008

Shares		Value
365,000	Lehman Brothers Holdings, Inc.	$78,475
330,000	Manitowoc Company, Inc.	5,131,500
730,000	Marvell Technology Group Ltd.	6,789,000
127,100	Maxim Integrated Products, Inc.	2,300,510
680,000	Metro PCS Communications, Inc.	9,513,200
130,000	National Semiconductor Corp.	2,237,300
425,000	Old Republic International Corp.	5,418,750
365,000	Patterson Companies, Inc.	11,099,650
80,424	Riverbed Technology, Inc.	1,006,909
350,000	Robert Half International, Inc.	8,662,500
230,000	Rockwell Automation, Inc.	8,588,200
140,000	Salesforce.com, Inc.	6,776,000
805,000	Sara Lee Corp.	10,167,150
235,000	SPDR Trust Series 1	27,257,650
270,000	Sprint Corp.	1,647,000
470,000	Staples, Inc.	10,575,000
695,000	Starbucks Corp.	10,334,650
122,900	Stratasys, Inc.	2,147,063
405,000	Synovus Financial Corp.	4,191,750
600,000	Telefonaktiebolaget LM Ericsson - ADR	5,658,000
172,000	VMware, Inc.	4,582,080
120,000	W.W. Grainger, Inc.	10,436,400
65,000	Wells Fargo & Company	2,439,450
180,000	Xilinx, Inc.	4,221,000
175,000	Zimmer Holdings, Inc.	11,298,000
	TOTAL SECURITIES SOLD SHORT (Proceeds $460,942,798)	$417,213,335

ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Global Income Fund
Schedule of Investments
September 30, 2008

Shares			Value
		COMMON STOCKS — 4.6%
		Canada — 3.7%
90,186		Agnico-Eagle Mines Limited	$4,923,473
445,000		Central Fund of Canada Limited - Class A	4,814,900
300,000		Kinross Gold Corporation	4,836,000
279,375		Yamana Gold, Inc.	2,327,194
			16,901,567
		United States — 0.9%
20,000		Newmont Mining Corporation	775,200
100,000		Royal Gold, Inc.	3,596,000
			4,371,200
		TOTAL COMMON STOCKS (Cost $12,475,199)	21,272,767
Principal
Amount
		CONVERTIBLE BONDS — 0.1%
3,000,000	CAD	BacTech Mining Corporation
		10.000%, 3/15/2009 (Acquired 3/15/04, Cost $2,230,050)(a)(b)(c)	704,721
		TOTAL CONVERTIBLE BONDS (Cost $2,230,050)	704,721
		FOREIGN TREASURY OBLIGATIONS — 63.9%
		Australia — 0.7%
		Australian Government Bond
4,100,000	AUD	7.500%, 9/15/2009	3,309,335
		Belgium — 2.0%
		Kingdom of Belgium Bond
6,740,000	EUR	3.750%, 3/28/2009	9,475,975
		Canada — 10.1%
		Canada Government Bond
35,050,000	CAD	4.250%, 12/01/2008	33,052,554
1,461,000,000	JPY	1.900%, 3/23/2009	13,817,649
			46,870,203
		Denmark — 2.0%
		Kingdom of Denmark Bond
47,510,000	DKK	6.000%, 11/15/2009	9,155,383
		France — 3.0%
		French Treasury Note
9,935,000	EUR	4.000%, 9/12/2009	14,031,214

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Global Income Fund
Schedule of Investments (cont.)
September 30, 2008

Principal
Amount			Value
		FOREIGN TREASURY OBLIGATIONS — 63.9% (cont.)
		Germany — 3.3%
		Bundesschatzanweisungen German Bond
10,700,000	EUR	3.750%, 12/12/2008	$15,061,915
		Hong Kong — 6.8%
		Hong Kong Treasury Bill
245,000,000	HKD	1.498%, 1/07/2009(d)	31,549,289
		Italy — 4.3%
		Republic of Italy Bond
2,100,000,000	JPY	0.650%, 3/20/2009	19,725,468
		Netherlands — 3.8%
		Netherlands Government Bond
12,450,000	EUR	3.750%, 7/15/2009	17,568,131
		Norway — 2.4%
		Norwegian Government Bond
65,840,000	NOK	5.500%, 5/15/2009	11,169,462
		Singapore — 5.7%
		Singapore Government Bond
37,250,000	SGD	4.375%, 1/15/2009	26,121,405
		Sweden — 4.3%
		Swedish Government Bond
136,480,000	SEK	5.000%, 1/28/2009	19,747,200
		Switzerland — 15.5%
		Swiss Government Bond
79,860,000	CHF	3.250%, 2/11/2009	71,415,526
		TOTAL FOREIGN TREASURY OBLIGATIONS
		(Cost $308,176,649)	295,200,506
Shares
		SHORT-TERM INVESTMENTS — 28.6%
		Mutual Funds — 3.3%
15,072,406		Federated US Treasury Cash Reserve Fund	15,072,406

Principal
Amount
		U.S. Treasury Bills — 25.3%
$9,000,000		1.883%, 10/02/2008(d)	8,999,540
19,000,000		1.770%, 10/09/2008(d)	18,992,690
2,000,000		1.696%, 10/16/2008(d)	1,998,617

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Global Income Fund
Schedule of Investments (cont.)
September 30, 2008

Principal
Amount
	U.S. Treasury Bills — 25.3% (cont.)	Value
$8,000,000	1.688%, 10/23/2008(d)	$7,991,927
2,000,000	1.528%, 10/30/2008(d)	1,997,589
2,000,000	1.437%, 11/06/2008(d)	1,997,185
7,000,000	1.452%, 11/13/2008(d)	6,988,116
5,000,000	1.569%, 11/20/2008(d)	4,989,338
2,500,000	1.544%, 11/28/2008(d)	2,493,916
3,600,000	1.742%, 12/04/2008(d)	3,595,424
4,600,000	1.757%, 12/11/2008(d)	4,593,965
2,300,000	1.763%, 12/18/2008(d)	2,298,604
2,000,000	1.757%, 12/26/2008(d)	1,996,822
4,000,000	1.625%, 1/02/2009(d)	3,990,804
21,000,000	1.582%, 1/08/2009(d)	20,941,494
10,000,000	1.713%, 1/15/2009(d)	9,971,820
13,000,000	1.588%, 1/22/2009(d)	12,959,193
		116,797,044
	TOTAL SHORT-TERM INVESTMENTS (Cost $131,759,107)	131,869,450
	Total Investments (Cost $454,641,005) — 97.2%	449,047,444
	Other Assets in Excess of Liabilities — 2.8%	12,700,597
	TOTAL NET ASSETS — 100.0%	$461,748,041

Percentages are stated as a percent of net assets.

(a)	Fair valued security.
(b)	Restricted security.
(c)	Private placement issue.
(d)	Rate shown is the calculated yield to maturity.
AUD	Australian Dollars
CAD	Canadian Dollars
DKK	Danish Krone
EUR	European Monetary Units
HKD	Hong Kong Dollars
JPY	Japanese Yen
NOK	Norwegian Kroner
SGD	Singapore Dollars
CHF	Swiss Francs
SEK	Swedish Krona

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Notes to the Financial Statements
September 30, 2008

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Prudent Bear Funds, Inc. (the “Corporation”) was incorporated on October 25, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”). The Corporation currently consists of a diversified series, the Prudent Bear Fund, and a non-diversified series, the Prudent Global Income Fund (formerly the Prudent Safe Harbor Fund) (each a “Fund” and collectively the “Funds”). The investment objectives of the Funds are set forth below.

The investment objective of the Prudent Bear Fund is capital appreciation, which it seeks to obtain primarily through short sales of equity securities when overall market valuations are high and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund commenced operations on December 28, 1995.

The Prudent Bear Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, as described in accordance with the Fund’s prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

The investment objective of the Prudent Global Income Fund is current income and capital appreciation through investments primarily in liquid securities issued by major industrialized nations and equity securities of companies that mine gold. The Prudent Global Income Fund commenced operations on February 2, 2000.

The following is a summary of significant accounting policies consistently followed by the Funds.

a)
Investment Valuation – Common stocks and securities sold short that are listed on a national securities exchange (other than the Nasdaq Stock Market, Inc., referred to as NASDAQ) are valued at the last sales price on the day the valuation is made. Common stocks and securities sold short that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed securities is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange  but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted equity securities for which market quotations are readily available are valued at the average of the current bid and asked prices. Debt securities are valued at the latest bid prices furnished by independent pricing

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

services. Mutual fund investments are valued at the net asset value on the day the valuation is made.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.  Other assets and securities for which no quotations are readily available (or which are deemed unreliable) are valued at fair value as determined in good faith by David W. Tice & Associates, LLC (the “Adviser”) in accordance with procedures approved by the Board of Directors of the Corporation.  Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) warrants; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.  Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair value.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.  At September 30, 2008, fair valued investments represent 0.5% and 0.1% of net assets in the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

b)
Short Positions – The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market values of securities sold, but not yet purchased, may require purchasing the securities at values which may differ from the market value reflected on the Statements of Assets and Liabilities. The Funds are liable for any dividends paid on securities sold short. The Prudent Bear Fund’s receivables from brokers for proceeds on securities sold short are with two major securities dealers. The Funds do not require the brokers to maintain collateral in support of these receivables.

c)
Written Option Accounting – The Funds may write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as an asset

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. Options written by a Fund are valued at the average of the current bid and asked prices reported on the day of valuation. When an option expires on its stipulated expiration date, the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund’s basis in the underlying security will be reduced by the premium originally received.

d)
Futures Contracts and Options on Futures Contracts – The Prudent Bear Fund may purchase and sell stock index futures contracts and options on such futures contracts, while the Prudent Global Income Fund may purchase and sell debt futures contracts and options on such futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

e)
Risks of Options, Futures Contracts and Options on Futures Contracts – The risks inherent in the use of options, futures contracts, and options on futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. Credit risk may arise as a

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating the potential credit risk quarterly.

f)
Collateral on Short Positions, Written Options and Futures Contracts – As collateral for short positions, written options and futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts. All collateral is required to be adjusted daily.

g)
Purchased Option Accounting – Premiums paid for option contracts purchased are included in the Statements of Assets and Liabilities as an asset. Options purchased by a Fund are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Funds for trading purposes and call option contracts are held by the Funds for trading and hedging purposes.

h)
Warrants and Rights – The Funds may purchase warrants and rights to purchase equity securities.  Investments in warrants and rights are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Warrants and rights basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Warrants and rights differ from call options in that warrants and rights are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants and rights (if traded independently) do not necessarily move parallel to the prices of the underlying securities.  Warrants and rights have no quotations readily available or deemed reliable and are fair valued as determined in good faith by the Adviser.  The fair value pricing of warrants usually involves the use of the Black Scholes Method.  Warrants and rights involve the risk that a Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration.  They also involve the risk that the effective price paid for the warrant

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

i)
Foreign Securities – Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

j)
Foreign Currency Translations – The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of debt securities and payables and receivables arising from trade date and settlement date differences.

k)
Restricted Securities – The Prudent Bear Fund and the Prudent Global Income Fund own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. At September 30, 2008, the Prudent Bear Fund and the Prudent Global Income Fund had restricted securities with an aggregate value of $5,740,794 and $704,721, respectively, representing 0.5% and 0.1% of the net assets of the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

l)
Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually for the Prudent Bear Fund and quarterly for the Prudent Global Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually by each of the Funds.

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

m)
Federal Income Taxes – No provision for federal income taxes has been made since the Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid being liable for federal excise taxes.

Effective March 31, 2008, the Funds adopted Financial Accounting Standards Board (“FASB”) interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statue of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Funds include Federal and the state of Maryland.  As of September 30, 2008, open Federal and Maryland tax years include the tax years ended September 30, 2005 through 2008.  The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds' financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end September 30, 2008.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

n)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

o)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

p)
Other – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income for the Prudent Bear Fund includes $11,504,014 of interest earned on receivables from brokers for proceeds on securities sold short. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

2.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

Prudent Bear Fund

No Load Shares:
	Year Ended
	September 30, 2008
	Amount	Shares
Sold	$993,068,972	151,743,434
Redemption fees	588,061	—
Issued as reinvestment of dividends	23,372,279	3,739,564
Redeemed	(817,484,352)	(126,354,362)
Net Increase	$199,544,960	29,128,636
Shares Outstanding:
Beginning of Period		125,471,495
End of Period		154,600,131

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

Class C Shares:
	Year Ended
	September 30, 2008
	Amount	Shares
Sold	$42,026,732	6,724,197
Redemption fees	7,440	—
Issued as reinvestment of dividends	1,196,879	199,148
Redeemed	(29,509,265)	(4,725,762)
Net Increase	$13,721,786	2,197,583
Shares Outstanding:
Beginning of Period		7,891,526
End of Period		10,089,109

No Load Shares:
	Year Ended
	September 30, 2007
	Amount	Shares
Sold	$447,310,854	76,466,821
Redemption fees	215,615	—
Issued as reinvestment of dividends	16,944,384	2,988,427
Redeemed	(379,073,026)	(65,291,227)
Net Increase	$85,397,827	14,164,021
Shares Outstanding:
Beginning of Period		111,307,474
End of Period		125,471,495

Class C Shares:
	Year Ended
	September 30, 2007
	Amount	Shares
Sold	$24,795,363	4,397,449
Redemption fees	1,359	—
Issued as reinvestment of dividends	507,809	92,666
Redeemed	(12,117,821)	(2,160,815)
Net Increase	$13,186,710	2,329,300
Shares Outstanding:
Beginning of Period		5,562,226
End of Period		7,891,526

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

Prudent Global Income Fund
	Year Ended
	September 30, 2008
	Amount	Shares
Sold	$359,484,680	26,744,802
Redemption fees	99,640	—
Issued as reinvestment of dividends	33,102,456	2,528,618
Redeemed	(270,156,730)	(20,499,074)
Net Increase	$122,530,046	8,774,346
Shares Outstanding:
Beginning of Period		28,432,180
End of Period		37,206,526

	Year Ended
	September 30, 2007
	Amount	Shares
Sold	$138,786,172	10,926,434
Redemption fees	22,147	—
Issued as reinvestment of dividends	15,494,230	1,233,564
Redeemed	(149,682,558)	(11,868,155)
Net Increase	$4,619,991	291,843
Shares Outstanding:
Beginning of Period		28,140,337
End of Period		28,432,180

3.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investments, excluding short-term investments and options, by the Funds for the year ended September 30, 2008, were as follows:

	Prudent Bear Fund	Prudent Global Income Fund
Purchases	$1,538,760,607	$112,348,654
Sales	1,645,808,778	95,667,822

There were no purchases or sales of long-term U.S. government securities for the year ended September 30, 2008.

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

As of September 30, 2008, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Prudent Bear Fund	Prudent Global Income Fund
Cost of investments	$1,145,984,604	$457,457,855
Gross unrealized appreciation	37,012,028	10,750,012
Gross unrealized depreciation	(92,047,507)	(19,160,423)
Net unrealized depreciation	$(55,035,479)	$(8,410,411)
Undistributed ordinary income	$885,951	$14,634,649
Undistributed long-term capital gain	19,304,585	—
Total distributable earnings	$20,190,536	$14,634,649
Other accumulated gain (loss)	(27,206,144)	(575,555)
Total accumulated earnings (losses)	$(7,638,799)	$5,648,683

The cost basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, Section 1256 Mark to Market, and passive foreign investment company (PFIC) adjustments for tax purposes. Undistributed ordinary income for tax purposes at September 30, 2008 takes into consideration the currently estimated effects of mark-to-market tax basis adjustments for PFIC investments, and these estimates may change upon final determination for tax purposes.

The tax character of distributions paid during the year ended September 30, 2008 and the year ended September 30, 2007 were as follows:

Prudent Bear Fund
	Year Ended	Year Ended
	September 30, 2008	September 30, 2007
Ordinary income	$27,692,551	$20,472,272
Long-term capital gain	—	—
	$27,692,551	$20,472,272
Prudent Global Income Fund
	Year Ended	Year Ended
	September 30, 2008	September 30, 2007
Ordinary income	$27,830,767	$6,726,497
Long-term capital gain	8,201,245	10,574,453
	$36,032,012	$17,300,950

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

The Prudent Bear Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gains to zero for the tax year ended September 30, 2008. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The Funds did not have capital loss carryovers as of September 30, 2008.  During the year ended September 30, 2008, the Prudent Bear Fund utilized $149,393,149 of capital loss carryover.  The Prudent Bear Fund incurred a post-October loss of $8,290,196 (recognized for tax purposes on October 1, 2008).  The Prudent Global Income Fund incurred a post-October loss of $214,613 (recognized for tax purposes on October 1, 2008).

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2008, the following table shows the reclassifications made:

		Prudent Global
	Prudent Bear Fund	Income Fund
Capital stock	$(1)	$—
Accumulated net investment income	883,993	29,728,544
Accumulated undistributed net realized loss	(883,992)	(29,728,544)

The permanent differences primarily relate to foreign currency, PFIC’s, short dividends and Contingent Payment Debt Instruments adjustments with differing book and tax methods for accounting.

For the fiscal year ended September 30, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income were as follows (unaudited):

Prudent Bear Fund	0.00%
Prudent Global Income Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2008 were as follows (unaudited):

Prudent Bear Fund	0.00%
Prudent Global Income Fund	0.00%

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended September 30, 2008 were as follows (unaudited):

Prudent Bear Fund	0.00%
Prudent Global Income Fund	0.00%

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year endedSeptember 30, 2008 were as follows (unaudited):

Prudent Bear Fund	0.00%
Prudent Global Income Fund	1.32%

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have entered into Investment Advisory Agreements with David W. Tice & Associates, LLC. Pursuant to its advisory agreements with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% and 0.75% for the Prudent Bear Fund and the Prudent Global Income Fund, respectively, as applied to the Funds’ daily net assets. Certain officers of the Adviser are also officers of the Funds.

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. Quasar Distributors, LLC (“Quasar”) serves as distributor and principal underwriter for the Funds.

5.	EXPENSE REDUCTIONS AND RECOVERY

The Adviser directed certain of the Funds’ portfolio trades to brokers at best price and execution and generated directed brokerage credits to reduce certain U.S. Bancorp and U.S. Bank, N.A. service provider fees.  Shareholders benefit under this arrangement as the net expenses of the Funds do not include such service provider fees.  For the year ended September 30, 2008, the Prudent Bear Fund’s expenses and the Prudent Global Income Fund’s expenses were reduced by $400,201 and $1,226, respectively, by utilizing directed brokerage credits.  In accordance with Securities and Exchange Commission requirements, such amount, when incurred, is required to be shown as an expense and will be included in each of the U.S. Bancorp and U.S. Bank, N.A. fees in the Statement of Operations.

Under the terms of the Prudent Global Income Fund’s Investment Advisory Agreement with David W. Tice & Associates, LLC, any Fund expenses waived or reimbursed by the Adviser may be recovered by the Adviser to the extent actual operating expenses for the following three years are less than the expense limitation caps at the time of the

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

waiver or reimbursement. During the year ended September 30, 2008, the Adviser did not recover any expenses from the Prudent Global Income Fund.

6.	FUTURES CONTRACTS

At September 30, 2008, the Prudent Bear Fund had entered into stock index futures contracts. The net unrealized appreciation of $17,832,562 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:

		Market Value			Net
Number of		of Underlying	Unrealized	Unrealized	Unrealized
Contracts	Underlying Instrument	Instrument	Depreciation	Appreciation	Appreciation
(1,545)	S&P 500 Index Futures
	December 2008	$(450,908,250)	$(5,033,998)	$22,866,560	$17,832,562

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

7.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Prudent Bear Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2007 through September 30, 2008.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

	Share			Share
	Balance At			Balance At	Value At		Realized
	Oct. 1,			Sept. 30,	Sept. 30,	Dividend	Gains
Issuer Name	2007	Purchases	Sales	2008	2008	Income	(Losses)
Andean American
Mining Corp.*	—	4,000,000	4,000,000	—	$—	$—	$(1,622,933)
Ascot Resources Ltd.	1,860,000	1,140,000	—	3,000,000	648,344	—	—
Bear Lake
Gold Ltd.**	—	1,416,500	—	1,416,500	758,661	—	—
Benton Resources
Corporation*	3,000,000	—	—	3,000,000	535,588	—	—
Brilliant
Mining Corp.	4,000,000	—	—	4,000,000	1,183,932	—	—
Capstone
Mining Corp.*	6,510,681	—	4,466,200	2,044,481	4,380,002	—	12,435,934
East Asia Materials
Corporation	973,238	2,985,800	90,000	3,869,038	2,072,212	462,976	85,229
Fury
Explorations Ltd.*	2,100,000	—	2,100,000	—	—	—	—
Golden Cycle Gold
Corporation*	1,298,265	—	1,298,265	—	—	—	—
Kootenay Gold, Inc.	—	2,325,000	—	2,325,000	1,861,522	—	—
Macarthur
Minerals Ltd.	—	1,500,000	—	1,500,000	2,174,066	—
Niblack Mining Corp.	2,657,500	—	—	2,657,500	262,191	—	—
Rimfire Minerals
Corporation	1,821,403	—	—	1,821,403	701,692	—	—
Selkirk Metals Corp.	3,570,000	430,000	—	4,000,000	638,948	—	—
Silverstone Resources
Corporation*	3,655,339	—	—	3,655,339	4,911,567	—	—
Southampton
Ventures, Inc.	1,128,000	1,872,000	—	3,000,000	169,133	—	—
						$462,976	$10,898,230

*	Issuer was not an affiliate as of September 30, 2008.
**	All shares were acquired through corporate actions that occurred during the year.

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

8.	SERVICE AND DISTRIBUTION PLAN

have adopted Service and Distribution Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Funds’ average daily net assets for the Prudent Bear Fund – No Load shares and the Prudent Global Income Fund and up to 1.00% for the Prudent Bear Fund – Class C shares. The currently approved rate for the Prudent Bear Fund – No Load shares and the Prudent Global Income Fund is 0.25% of average daily net assets. The currently approved rate for the Prudent Bear Fund – Class C shares is 1.00% of average daily net assets. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Prudent Bear Fund incurred $2,520,708 for the No Load Shares and $627,384 for the Class C Shares pursuant to the Plans for the year ended September 30, 2008. The Prudent Global Income Fund incurred $1,141,550 pursuant to the Plan for the year ended September 30, 2008.

9.	NEW ACCOUNTING STANDARDS

In September 2006, the FASB issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. The adoption of FAS 157 will not impact the financial statement amounts; however, additional disclosures will be required regarding the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations.

In March 2008, FASB issued its Statement on Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is intended to enhance financial statement disclosures for

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of September 30, 2008 management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedge items.

10.	REORGANIZATION

On July 31, 2008, the Board of Directors approved the reorganization of the Prudent Bear and Prudent Global Income Funds into the two Federated Prudent Bear Funds.  The reorganizations have been submitted to shareholders for approval at a meeting to be held on December 3, 2008.  If shareholders approve such reorganizations, the transaction is expected to be effective on December 5, 2008.

Prudent Bear Funds, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
  Prudent Bear Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudent Bear Funds, Inc. (Prudent Bear Fund and Prudent Global Income Fund, hereafter referred to as the “Funds”) at September 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, WI
November 13, 2008

Prudent Bear Funds, Inc.

Availability of Quarterly Portfolio Schedule

Beginning with the Funds’ fiscal quarter ending December 31, 2004, the Funds filed their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q.  The Funds will file Form N-Q for the first and third quarters of each fiscal year.  The Funds’ Forms N-Q will be available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operations of the Public Reference Room may be obtained by calling 1-202-551-8090.

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available (a) without charge, upon request, by calling 1-800-711-1848; (b) on the Funds’ website at www.prudentbearfunds.com; and (c) on the SEC’s website at www.sec.gov.

Information on how the Funds voted proxies relating to their portfolio securities during the twelve month period ending June 30, 2008 is available on the Funds’ website at www.prudentbearfunds.com or on the SEC’s website at www.sec.gov.

Prudent Bear Funds, Inc.

Information About Directors and Officers

The business and affairs of the Funds are managed by its officers under the direction of the Funds’ Board of Directors. Information pertaining to the directors and officers of the Funds are set forth below.  The SAI includes additional information about the Funds’ officers and directors and is available, without charge, upon request by calling 1-800-711-1848.

Number of
Portfolios
				in Fund	Other
		Term of	Principal	Complex	Directorships
	Position(s)	Office and	Occupation(s)	Overseen	Held by
	Held with the	Length of	During Past	by Officer	Officer
Name, Address and Age	Corporation	Service	5 Years	or Director	or Director
David W. Tice *	Director,	Director -	President and	2	Prudent
43-46 Norre Gade	President	Indefinite,	Chief Compliance		Global Gold
Suite 232	and	since 1995	Officer of David		Fund, Prudent
St. Thomas,	Treasurer	President –	W. Tice &		Global
USVI 00802		1 yr term,	Associates, LLC,		Natural
Age: 54		since 1995	the adviser of the		Resources
		Treasurer –	Funds; President		Offshore
		1 yr term,	of David W. Tice		Fund, Ltd.
		since 1995	& Assoc., Inc. and
David W. Tice
Management, LLC;
Partner & Employee,
Windward
Capital, LLC.
Gregg Jahnke *	Director,	Director –	Analyst, Senior	2	Prudent
8140 Walnut Hill Lane	Vice	Indefinite,	strategist, and		Global
Suite 300	President	since 1995	Chief Compliance		Gold
Dallas, TX 75231	and	(resigned	Officer for David		Fund
Age: 50	Secretary	May 29, 2002	W. Tice & Assoc.,
		and reinstated	Inc.
September 23,
2002) Vice
President –
1 yr term,
since 1995
Secretary –
1 yr term,
since 1995
David Eric Luck	Independent	Indefinite,	Private investor	2	None
8332 Briar Drive	Director	since 1995	and writer. Former
Dallas, TX 75243			CEO of Redstone
Age: 54			Oil & Gas Company.

Prudent Bear Funds, Inc.

Information About Directors and Officers (cont.)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position(s)	Office and	Occupation(s)	Complex	Directorships
	Held with the	Length of	During Past	Overseen	Held by
Name, Address and Age	Corporation	Service	5 Years	by Director	Director
Elwyn Kim Evans	Independent	Indefinite,	Private investor.	2	None
690 Osceola Avenue #404	Director	since 2000
Winter Park, FL 32789
Age: 63
Edmund M. McCarthy	Independent	Indefinite,	Principal,	2	None
6060 SW 85th Street	Director	since 2002	President and
Miami, FL 33143			CEO of Financial
Age: 73			Risk Management
Advisors Co.
Guy F. Talarico	Chief	1 yr term,	CEO of ALARIC	N/A	N/A
800 Third Avenue	Compliance	since	Compliance
11th Floor	Officer	2006	Services, LLC.
New York, NY 10022			Former Co-CEO of
Age: 52			EOS Compliance
Services, LLC
(2004-2005) and
former Senior
Director of Investors
Bank & Trust
Institutional Custody
Division (2001-2004).

*	Denotes a director who is an “interested person” as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

(This Page Intentionally Left Blank.)

PRUDENT BEAR FUNDS, INC.

Investment Adviser
David W. Tice & Associates, LLC
43-46 Norre Gade, Suite 232
St. Thomas, U.S. Virgin Islands  00802
www.prudentbearfunds.com

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin  53201
1-800-711-1848

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Milwaukee, Wisconsin  53202

Legal Counsel
Foley & Lardner LLP
Milwaukee, Wisconsin  53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees and tax fees by the principal accountant.

	FYE 9/30/2008	FYE 9/30/2007
Audit Fees	$130,000	$101,000
Audit-Related Fees	$0	$0
Tax Fees	$42,080	$34,900
All Other Fees	$48,800	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

There were no non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant or to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Prudent Bear Funds, Inc.

By (Signature and Title)*    /s/ David W. Tice
David W. Tice, President

Date  11/24/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ David W. Tice
David W. Tice, President

Date  11/24/08

By (Signature and Title)*    /s/ David W. Tice
David W. Tice, Treasurer

Date  11/24/08

* Print the name and title of each signing officer under his or her signature.